Exhibit 99.1
Haights Cross Communications Consolidated
Unaudited Pro Forma Consolidated Balance Sheet
June 30, 2008
(In thousands)

	HCCI	Disposition of	Pro Forma
	Consolidated (a)	K-12 Supplemental Education (b)	Adjustments		Pro Forma
Assets
Cash and Cash Equivalents	52,794		5,913	(c)	58,707
Accounts Receivable — Net	23,754	(3,169)			20,585
Oakstone Sales Proceeds Receivable	42,802				42,802
Inventory- Net	21,214	(495)			20,719
Direct Response Advertising — Current	1,853	(303)			1,550
Prepaid royalties	5,659	(17)			5,642
Prepaid Expenses and Other Current Assets	1,823	(15)			1,808
Escrow Receivable	4,750				4,750

Total Current Assets	154,649	(3,999)	5,913		156,563

Pre-Publication cost-Net	39,880	(235)			39,645
Property and equipment-Net	8,487	(85)			8,402
Goodwill	115,001				115,001
Intangible Assets — Net	15,710	(4)			15,706
Deferred Financing Costs — Net	4,982				4,982
Other Long Term Assets	392				392

Total Assets	339,101	(4,323)	5,913		340,691

Liabilities and Stockholders’ Deficit
Current liabilites
Accounts Payable and accrued liabilities	29,010		418	(d)	29,428
Accrued interest	8,569				8,569
Deferred Revenue- Sundance sale	—		2,800	(e)	2,800
Deferred Subscription Revenue	4,114				4,114
Current Portion of Long Term Debt	47,200				47,200
Deferred tax liability-current portion	360				360

Total Current Liabilities	89,253	—	3,218		92,471

Long term liabilities
Senior secured term loans	77,000				77,000
11 3/4% senor notes	171,436				171,436
12 1/2% Sr Discount Notes	125,746				125,746
Deferred tax liability -long term	15,777				15,777
Other long term liability	145				145

Total Long Term Debt	390,104	—	—		390,104

Stockholders’ Deficit
Common Stock	3				3
Accumulated other comprehensive income	752				752
Accumulated deficit	(141,011)		(1,628	)(f)	(142,639)

Total stockholders’s deficit	(140,256)	—	(1,628)		(141,884)

Total Liabilities & Equity	339,101	—	1,590		340,691

(a) Amounts as reported by Haights Cross Communications in its Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2008.

(b) Represent the assets of the K-12 Supplemental Education Segment as of June 30, 2008.

(c ) Represents the proceeds from the sale

(d) Accrued expense consist of:
Sales transaction bonus	120
Sales transaction costs	298

Total accrued expenses	418

(e) Advance payment on future revenues

(f) Amounts represents loss on sale of K-12 Supplemental Education segment.

Haights Cross Communications, Inc and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2008
(In thousands)

	HCCI	Disposition of	Pro Forma
	Consolidated (a)	K-12 Supplemental Education (b)	Adjustments		Pro Forma
Revenue	96,788	(10,778)			86,010
Cost and expenses
Cost of Goods Sold	26,166	(2,500)			23,666
Sales and Marketing	24,054	(3,060)			20,994
Fulfillment and Distribution	8,045	(1,307)			6,738
General & Administrative Expenses	13,918	(1,134)			12,784
GAAP Restructuring Expenses	1,523	(1,239)			284
Amortizaton of Pre-Publication Costs	9,439	(1,557)			7,882
Depreciation Expense and amortization fo intangible	2,348	(195)			2,153

Total cost and expense	85,493	(10,992)			74,501

Total Other Expense/(Income)	22,659	(2,119)			20,540

Income (loss) Before Income Taxes	(11,364)	2,333			(9,031)

Benefit/(Provision) for income taxes	2,855		(909	)(c)	1,946

Income (loss) before discontinued operations	(8,509)	2,333	(909)		(7,085)

(a)	Amounts as reported by Haights Cross Communitions in its Quarterly Report on Form 10-Q for the six months ended June 30, 2008.

(b)	Represents the results of operations of the K-12 Supplemental Education segment for the six months ended June 30, 2008.

(c)	Decrease in tax benefit as a result of the K-12 Supplemental Education segment sale.

Haights Cross Communications Consolidated
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2007
(In thousands)

	HCCI	Disposition of	Disposition of	Pro Forma
	Consolidated (a)	Medical Education (b)	K-12 Supplemental Education (c)	Adjustments	Pro Forma
Revenue	231,946	(34,050)	(27,293)		170,603
Cost and expenses:
Cost of Goods Sold	65,388	(9,939)	(8,842)		46,607
Sales and Marketing	59,283	(9,731)	(11,201)		38,351
Fulfillment and Distribution	19,003	(3,385)	(3,350)		12,268
General & Administrative Expenses	35,610	(3,523)	(2,983)		29,104
GAAP Restructuring Expenses	2,632		(1,460)		1,172
Amortization of Pre-Publication Costs	19,032	(1,248)	(3,505)		14,279
Depreciation Expense and amortization fo intangible	5,782	(1,148)	(907)		3,727
Asset Impairment Charges	10,723		(10,158)		565

Total cost and expense	217,453	(28,974)	(42,406)		146,073

Total Other Expense/(Income)	(53,217)	(6,231)	(4,399)		(63,847)

Income (loss) Before Income Taxes	67,710	1,155	19,512		88,377

Provision for income taxes	(4,038)			626 (d)	(3,412)

Income (loss) before discontinued operations	63,672	1,155	19,512	626	84,965

(a)	Amounts as reported by Haights Cross Communitions in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

(b)	Represents the results of operations of the Medical Education segment for the year which was sold on June 30, 2008.

(c)	Represents the results of operations of the K-12 Supplemental Education segment for the year.

(d)	Reduction in tax provision of $626 as a result of the Medical Education segment sale.

Haights Cross Communications Consolidated
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2006
(In thousands)

	HCCI	Disposition of	Disposition of	Pro Forma
	Consolidated (a)	Medical Education (b)	K-12 Supplemental Education (c)	Adjustments		Pro Forma
Revenue	222,004	(32,471)	(34,296)			155,237

Cost and expenses:
Cost of Goods Sold	62,429	(9,700)	(9,824)			42,905
Sales and Marketing	58,556	(9,228)	(14,702)			34,626
Fulfillment and Distribution	18,027	(3,250)	(3,683)			11,094
General & Administrative Expenses	28,719	(3,480)	(3,775)			21,464
GAAP Restructuring Expenses	407					407
Amortizaton of Pre-Publication Costs	17,733	(1,154)	(4,536)			12,043
Asset impairment charges	2,886		(2,886)
Depreciation Expense and amortization of intangiblies	5,499	(974)	(829)			3,696
Goodwill Impairment Charge	34,812	—	(24,393)			10,419

Total cost and expense	229,068	(27,786)	(64,628)			136,654

Total Other Expense/(Income)	66,256	(5,270)	(3,550)			57,436

Income (loss) Before Income Taxes	(73,320)	585	33,882			(38,853)

Benefit (provision) for income taxes	1,601			(3,687	)(d)	(2,086)

Income (loss) before discontinued operations	(71,719)	585	33,882	(3,687)		(40,939)

(a)	Amounts as reported by Haights Cross Communications in its Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

(b)	Represents the results of operations of the Medical Education segment for the year which was sold on June 30, 2008.

(c)	Represents the results of operations of the K-12 Supplemental Education segment for the year.

(d)	Reduction in tax benefit of $293 and $3,394 as a result of the Medical Education segment and K-12 Supplemental Education segment sales, respectively.

Haights Cross Communications Consolidated
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2005
(In thousands)

	HCCI	Disposition of	Disposition of	Pro Forma
	Consolidated (a)	Medical Education (b)	K-12 Supplemental Education (c)	Adjustments	Pro Forma
Revenue	210,485	(26,262)	(43,096)		141,127

Cost and expenses:
Cost of Goods Sold	60,864	(7,793)	(10,927)		42,144
Sales and Marketing	52,491	(7,652)	(13,461)		31,378
Fulfillment and Distribution	16,083	(2,733)	(4,074)		9,276
General & Administrative Expenses	25,953	(3,426)	(3,046)		19,481
Amortizaton of Pre-Publication Costs	13,150	(574)	(3,731)		8,845
Depreciation Expense and amortization of intangiblies	5,038	(642)	(825)		3,571

Total cost and expense	173,579	(22,820)	(36,064)		114,695

Total Other Expense/(Income)	61,215	(4,239)	(3,783)		53,193

Income (loss) Before Income Taxes	(24,309)	797	(3,249)		(26,761)

Benefit/(Provision) for income taxes	(4,952)			1,596 (d)	(3,356)

Income (loss) before discontinued operations	(29,261)	797	(3,249)	1,596	(30,117)

(a)	Amounts as reported by Haights Cross Communications in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

(b)	Represents the results of operations of the Medical Education segment for the year which was sold on June 30, 2008.

(c)	Represents the results of operations of the K-12 Supplemental Education segment for the year.

(d)	Reduction in tax provision of $748 and $848 as a result of the Medical Education segment and K-12 Supplemental Education segment sales, respectively.

HAIGHTS CROSS COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in $000)
Note 1. Basis of Presentation
     The unaudited pro forma condensed consolidated balance sheet of the Company as of June 30, 2008 and for the six months ended June 30, 2008 give effect to the disposition of all of these assets of Sundance/Newbridge Educational Publishing. The unaudited pro forma condensed statements of operations for the years ending December 31, 2005, 2006 and 2007 give effect to the disposition of all the assets and liabilities of Oakstone Publishing which was sold on June 30, 2008 and reported as a discontinued operation in our financial statements for the six months ended June 30, 2008 and all of the assets of Sundance/Newbridge Educational Publishing which was sold on August 28, 2008. The unaudited pro forma condensed consolidated balance sheet assumes the disposition of the Sundance/Newbridge Educational Publishing assets occurred on June 30, 2008 and the unaudited pro forma condensed statements of operations assume the sale occurred on January 1 of each period presented. In the opinion of management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the sale on the historical financial information of the Company. The unaudited pro forma condensed consolidated financial statements do not necessarily represent what the Company financial position or results of operations would have been had the sales occurred on such dates or project the Company’s financial position or results of operations at or for any future date or period. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated statements of the Company.
Note 2
     The unaudited pro forma condensed consolidated balance sheet assumes that all assets of Sundance/Newbridge Educational Publishing were sold on June 30, 2008. Cash proceeds are based on the cash received and managements estimate of remaining costs of the transaction. As a result, final amounts will likely vary from this presentation of pro forma adjustments.
     (a) The estimated net cash proceeds, resulting from the sale of Sundance/Newbridge Educational Publishing are $5.9 million.
     The final loss on the transaction will be based on the pre-closing balance sheet at August 27, 2008. Actual amounts may differ from these estimates.
(b) The proforma gain on sale is as follows:

Cash proceeds	5,913
Less:
Advance payment on future revenues	2,800
Estimated Transaction Costs	418
Assets of Sundance/Newbridge as of June 30, 2008	4,323

Pro forma loss on sale	1,628

(Amounts in $000)
     Estimated transaction costs consist of brokerage fees, transaction incentive payments to employees of Sundance/Newbridge and legal fees.
Note 3. Pro Forma Condensed Consolidated Statements of Operations Adjustments
     The pro forma condensed consolidated statements of operations assume that the sale of Sundance/Newbridge Educational Publishing assets occurred as of January 1 of each period presented. The statements of operations do not include the loss on disposal of the Sundance/Newbridge business or costs related to the sale. Additionally no gain has been imputed from the investment of the sales proceeds or a decrease in interest expense from the application of the proceeds against outstanding debt. Actual amounts could vary from these pro forma estimates.